SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                    ________



Date of Report (Date of earliest event reported)    June 5, 1997
                                                 -------------------------------

                              HIREL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                     0-28524                  65-0666239
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 (State or other jurisdiction    (Commission File            (IRS Employer
  or incorporation)                   Number)                Identification No.)



                  650 SW 16th Terrace, Pompano Beach, FL 33069
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (954) 942-5390
                                                  ------------------------------


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          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

On June 5, 1997, pursuant to Regulation D promulgated under the Securities Act of 1933, as amended ("Regulation D"), the Company entered into 5% Convertible Debenture Purchase Agreements pursuant to which the Company issued 5.0% Convertible Debentures ("Debentures") and an aggregate of 35,710 Warrants to purchase shares of the Company's Common Stock to three investors for an aggregate purchase price of $2,500,000. The holders of the Debentures are entitled, at their option, at any time commencing (a) on the earlier of ninety
(90) calendar days after the closing date, or upon the effective date of a registration statement registering the underlying shares of Common Stock, to convert one-half (1/2) of the original principal amount of the Debentures into shares of the Company's Common Stock at a conversion price of seventy nine (79%) percent of the average closing bid price of the Common Stock as reported by NASDAQ or on other securities exchanges or markets on which the Common Stock is listed for the previous five (5) trading days ending on the day before the conversion or $4.50 per share, whichever is the lesser, and (b) on the earlier of one hundred twenty (120) calendar days after the closing date, or thirty (30) days from the effective date of a registration statement registering the underlying shares of Common Stock to convert the remaining portion of the original principal amount of the Debentures into shares of the Company's Common Stock at a conversion price of seventy nine (79%) percent of the average closing bid price of the Common Stock as reported by NASDAQ or on other securities exchanges or markets on which the Common Stock is listed for the previous five (5) trading days ending on the day before the conversion or $5.00 per share, whichever is lesser. The maximum amount of shares of Common Stock that the holders of the Debentures are entitled shall not exceed 1,041,666 shares. The Company will use the proceeds of the sale of the Debentures for working capital purposes.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits
--------

(a) Form of 5.0% Convertible Debenture Purchase Agreement, including Form of 5% Convertible Debenture and Form of Warrant to Purchase.














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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HIREL HOLDINGS, INC.


                                    By: /s/ William H. Aden
                                       -----------------------------------------
                                        William H. Aden, Vice President/Finance



DATED:  June 18, 1997































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